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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):          June 11, 1999



                                 MATTEL, INC.
                                 ------------
     (Exact name of registrant as specified in its charter)


         Delaware                     001-05647                95-1567322
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(State or other jurisdiction         (Commission            (I.R.S. Employer
 of incorporation)                    File No.)            Identification No.)



333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 252-2000
                                                  ------------------------------

                                      N/A
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         (Former name or former address, if changed since last report)
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                Information to be included in the Report
                ----------------------------------------

Item 5.         Other Events
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                In conformity with the requirements of Regulation S-X, Rule 3.05
                (b), attached hereto as Exhibit 99.1 are the restated, combined balance sheets of Mattel, Inc. and Subsidiaries ("Mattel") as of December 31, 1998 and 1997 and the statements of operations, cash flows and stockholders' equity for the years ended December 31, 1998, 1997 and 1996 and the related notes thereto. Such financial statements and the related Supplementary Management's Discussion and Analysis of Financial Condition and Results of Operations (also filed with Exhibit 99.1) have been prepared to reflect the retroactive effect of Mattel's merger with The Learning Company, Inc. ("Learning Company"), consummated May 13, 1999, accounted for as a pooling of interests (the "Merger").
                The Supplementary Management's Discussion and Analysis of Financial Condition and Results of Operations included in
                Exhibit 99.1 relates to Mattel's restated financial condition and results of operations through December 31, 1998 and other than giving retroactive effect to the Merger, does not reflect any subsequent events.

                In conformity with the requirements of Regulation S-X, Rule 3-05(b), attached hereto as Exhibit 99.2 are the restated, combined balance sheets of Mattel as of and for the three-month periods ended March 31, 1999 and 1998 and December 31, 1998 and the statements of operations, cash flows and stockholders' equity for the three-month periods ended March 31, 1999 and 1998 and the related notes thereto. Such financial statements and the related Supplementary Management's Discussion and Analysis of Financial Condition and Results of Operations (also filed with
                Exhibit 99.2) have been prepared to reflect the retroactive effect of the Merger. The Supplementary Management's Discussion and Analysis of Financial Condition and Results of Operations included in Exhibit 99.2 relates to Mattel's restated financial condition and results of operations through March 31, 1999 and other than giving retroactive effect to the merger, does not reflect any subsequent events.

Item 7.         Financial Statements, Pro Forma Financial Statements
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                and Exhibits.
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                (a)  Financial Statements of Businesses Acquired.
                     -------------------------------------------

                     None

                (b)  Pro Forma Financial Information.
                     -------------------------------

                     None

                (c)  Exhibits.
                     --------

                     23.0  Consent of PricewaterhouseCoopers LLP

                     23.1  Consent of Deloitte & Touche LLP

                     99.1 Supplementary Consolidated Financial Statements for the years ended December 31, 1998, 1997 and 1996 and related Supplementary Management's Discussion and Analysis of Financial Condition and Results of Operations of Mattel

                     99.2 Supplementary Consolidated Financial Statements for the three-month periods ended March 31, 1999 and 1998 and related Supplementary Management's Discussion and Analysis of Financial Condition and Results of Operations of Mattel


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                                  SIGNATURES
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   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MATTEL, INC.
                                       Registrant

Date: June 11, 1999                    By: /s/ KEVIN M. FARR
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                                          Kevin M. Farr
                                          Senior Vice President and
                                            Corporate Controller